Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:	Robert K. Chapman
February 27, 2009		United Bancorp, Inc.
734-214-3801

UNITED BANCORP, INC.
ANNOUNCES REVISION OF FOURTH QUARTER
AND FULL YEAR 2008 EARNINGS

TECUMSEH, MI – United Bancorp, Inc. (OTCBB: UBMI) today announced an adjustment to its earnings for the fourth quarter of 2008 and full year ended December 31, 2008. The adjustment relates to the Company's recognition of the impairment of loans to one borrower and the Company's corresponding increase in the amount of its Allowance for Loan Losses (ALL) at December 31, 2008 to take into account the impairment of the loans. United previously issued a press release on January 30, 2009 in which it announced its earnings for these periods.

During the ongoing finalization of its financial statements and preparation of its Annual Report on Form10-K for the year ended December 31, 2008, and subsequent to the January 30, 2009 earnings press release, the Company considered new information concerning loans to one commercial loan customer and, as a result, has determined these loans to be impaired as of December 31, 2008. As a consequence, management determined that an additional provision of $1.832 million to the Company’s ALL in the fourth quarter of 2008 was warranted.

This change affects the Company’s unaudited financial statements for the three month and one year periods ended December 31, 2008. Net loss for the fourth quarter was increased by $1.209 million, or a $0.24 increase to the previously-reported basic and diluted loss per share. As a result of this adjustment, the Company’s revised net loss was $4.016 million for the fourth quarter of 2008 and $36,000 for the year ended December 31, 2008. For the fourth quarter of 2008, basic and diluted loss per share was $0.79, while for the full year ended December 31, 2008, basic and diluted loss per share was $0.01.

These changes will be reflected in United Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008, which will be filed on or before March 16, 2009. We have set forth below the Company’s unaudited consolidated financial highlights, unaudited consolidated balance sheets and unaudited consolidated statements of income for the fourth quarter of 2008 and full year ended December 31, 2008. This unaudited financial information replaces the unaudited consolidated financial highlights, unaudited consolidated balance sheets and unaudited consolidated statements of income contained in United Bancorp, Inc.'s previous earnings press release of January 30, 2009.

About United Bancorp, Inc.
United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust – Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company’s market area. For more information, visit the company’s website at www.ubat.com.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and United Bancorp, Inc. Management's determination of the provision and allowance for loan losses involves judgments that are inherently forward-looking. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. United Bancorp, Inc. undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Unaudited Consolidated Financial Statements Follow.

United Bancorp, Inc. and Subsidiaries
Comparative Consolidated Balance Sheet Data (Unaudited)
Dollars in thousands except per share data

		Dec. 31	Sep. 30	Percent	Dec. 31	Percent
Period-end Balance Sheet		2008	2008	Change	2007	Change
Assets
Cash and due from banks		$18,472	$16,856	9.6%	$17,996	2.6%
Federal funds sold		-	-	100.0%	11,130	-100.0%
Total cash and cash equivalents		18,472	16,856	9.6%	29,126	-36.6%

Securities available for sale		85,093	78,013	9.1%	85,898	-0.9%

Loans held for sale		4,988	7,107	-29.8%	5,770	-13.6%

Portfolio loans
Personal		112,095	110,136	1.8%	98,659	13.6%
Business		482,564	475,648	1.5%	451,717	6.8%
Residential mortgage		102,360	97,280	5.2%	94,154	8.7%
Total loans		697,019	683,064	2.0%	644,530	8.1%
Allowance for loan losses		18,312	14,335	27.7%	12,306	48.8%
Net loans		678,707	668,729	1.5%	632,224	7.4%

Premises and equipment, net		13,205	12,621	4.6%	13,160	0.3%
Goodwill		3,469	3,469	0.0%	3,469	0.0%
Bank owned life insurance		12,447	12,319	1.0%	11,961	4.1%
Other assets		16,012	16,233	-1.4%	14,079	13.7%
Total Assets		$832,393	$815,347	2.1%	$795,687	4.6%

Liabilities
Deposits
Non-interest bearing		$89,487	$88,212	1.4%	$77,878	14.9%
Interest bearing		620,062	598,341	3.6%	593,659	4.4%
Total deposits		709,549	686,553	3.3%	671,537	5.7%
Fed funds borrowed		-	-	0.0%	-	0.0%
FHLB advances outstanding		50,036	51,951	-3.7%	44,611	12.2%
Other liabilities		3,357	4,077	-17.7%	6,572	-48.9%
Total Liabilities		762,942	742,581	2.7%	722,720	5.6%

Shareholders' Equity		69,451	72,766	-4.6%	72,967	-4.8%
Total Liabilities and Shareholders' Equity		$832,393	$815,347	2.1%	$795,687	4.6%

	Fourth Quarter			Year to Date
Average Balance Data	2008	2007	% Change	2008	2007	% Change
Total loans	$697,865	$650,606	7.3%	$672,885	$633,855	6.2%
Earning assets	793,937	758,261	4.7%	773,545	741,133	4.4%
Total assets	836,741	797,472	4.9%	809,300	777,243	4.1%
Deposits	706,757	665,498	6.2%	676,845	647,342	4.6%
Shareholders' Equity	72,343	75,029	-3.6%	73,585	75,042	-1.9%

Asset Quality
Net charge offs	$5,020	$1,211	314.5%	$8,601	$4,182	105.7%
Non-accrual loans	20,019	13,695	46.2%
Non-performing loans	21,522	15,150	42.1%
Non-performing assets	24,981	17,415	43.4%
Nonperforming loans/total loans	3.09%	2.35%	31.4%
Allowance for loan loss/total loans	2.63%	1.91%	37.6%
Allowance/nonperforming loans	85.1%	81.2%	4.7%

United Bancorp, Inc. and Subsidiaries
Comparative Consolidated Income Statement and Performance Data (Unaudited)
Dollars in thousands except per share data

	Three months ended Dec. 31			Twelve months ended Dec. 31
Consolidated Income Statement	2008	2007	% Change	2008	2007	% Change
Interest Income
Interest and fees on loans	$10,643	$11,982	-11.2%	$43,288	$47,301	-8.5%
Interest on investment securities	870	980	-11.2%	3,625	4,062	-10.8%
Interest on federal funds sold	3	116	-97.4%	128	271	-52.8%
Total interest income	11,516	13,078	-11.9%	47,041	51,634	-8.9%

Interest Expense
Interest on deposits	3,597	5,117	-29.7%	14,964	19,631	-23.8%
Interest on federal funds purchased	1	15	-93.3%	96	175	-45.1%
Interest on FHLB advances	576	535	7.7%	2,237	2,067	8.2%
Total interest expense	4,174	5,667	-26.3%	17,297	21,873	-20.9%
Net Interest Income	7,342	7,411	-0.9%	29,744	29,761	-0.1%
Provision for loan losses	8,997	5,801	55.1%	14,607	8,637	69.1%
Net Interest Income After
Provision for Loan Losses	(1,655)	1,610	-202.8%	15,137	21,124	-28.3%

Noninterest Income
Service charges on deposit accounts	781	957	-18.4%	3,381	3,579	-5.5%
Trust & Investment fee income	956	1,231	-22.3%	4,343	4,801	-9.5%
Gains on securities transactions	(124)	8	-1650.0%	(18)	9	-300.0%
Income from loan sales and servicing	47	507	-90.7%	2,187	1,749	25.0%
ATM, debit and credit card fee income	558	569	-1.9%	2,257	2,118	6.6%
Income from bank-owned life insurance	127	120	5.8%	486	461	5.4%
Other income	193	175	10.3%	874	935	-6.5%
Total noninterest income	2,538	3,567	-28.8%	13,510	13,652	-1.0%

Noninterest Expense
Salaries and employee benefits	3,901	3,532	10.4%	16,333	14,862	9.9%
Occupancy and equipment expense	1,158	1,079	7.3%	4,874	4,724	3.2%
External data processing	444	452	-1.8%	1,755	1,605	9.3%
Advertising and marketing	219	251	-12.7%	1,191	1,193	-0.2%
Other expense	1,569	1,299	20.8%	5,810	5,175	12.3%
Total noninterest expense	7,291	6,613	10.3%	29,963	27,559	8.7%
Income (Loss) Before Federal Income Tax	(6,408)	(1,436)	346.2%	(1,316)	7,217	-118.2%
Federal income tax	(2,392)	(686)	248.7%	(1,280)	1,635	-178.3%
Net Income (Loss)	$(4,016)	$(750)	435.5%	$(36)	$5,582	-100.6%

Performance Ratios
Return on average assets	-1.91%	-0.37%	416.0%	0.00%	0.72%	-100.6%
Return on average equity	-22.08%	-3.97%	456.2%	-0.05%	7.44%	-100.7%
Net interest margin (FTE)	3.87%	4.06%	-4.7%	4.04%	4.18%	-3.4%
Efficiency ratio	72.0%	59.0%	22.0%	67.7%	62.1%	9.0%

Stock Performance (1)
Basic and diluted earnings per share	$(0.79)	$(0.15)	444.8%	$(0.01)	$1.06	-100.9%
Dividends per share	0.10	0.20	-50.0%	0.70	0.79	-11.4%
Dividend payout ratio	-12.7%	-137.9%	-90.8%	NA	74.5%	NA
Book value per share	$13.75	$14.33	-4.1%
Market value per share (2)	7.55	17.00	-55.6%
Period-end shares outstanding	5,053	5,092	-0.8%
Average shares outstanding	5,053	5,108	-1.1%	5,062	5,191	-2.5%

(1) Per-share data is restated to reflect 100% stock dividend in 2007
(2) Market value per share is based on the last reported transaction on OTCBB before period end.

United Bancorp, Inc. and Subsidiaries
Trends of Selected Consolidated Financial Data (Unaudited)
Dollars in thousands except per share data

2008	2007
Balance Sheet Data	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Period-end:
Total loans	$697,019	$683,064	$662,014	$654,965	$644,530
Allowance for loan losses	18,312	14,335	13,008	12,047	12,306
Earning assets	787,100	768,184	752,517	751,774	747,328
Total assets	832,393	815,347	798,922	797,874	795,687
Deposits	709,549	686,553	669,054	667,522	671,537
Shareholders' Equity	69,451	72,766	73,452	74,093	72,967
Average:
Total loans	$697,865	$673,548	$664,895	$654,940	$650,606
Earning assets	793,937	765,119	765,808	768,288	758,261
Total assets	836,741	801,175	797,715	801,301	797,472
Deposits	706,757	668,354	655,132	677,023	665,498
Shareholders' Equity	72,343	72,890	72,890	72,757	75,029

Income Statement Summary
Net interest income	$7,342	$7,538	$7,387	$7,478	$7,411
Provision for loan losses	8,997	3,300	1,650	660	5,801
Non-interest income	2,538	3,667	3,766	3,538	3,567
Non-interest expense	7,291	7,623	7,248	7,802	6,613
Federal income tax	(2,392)	(114)	560	665	(686)
Net income (loss)	$(4,016)	$396	$1,696	$1,888	$(750)
Basic & diluted earnings (loss) per share	$(0.79)	$0.08	$0.33	$0.37	$(0.15)

Performance Ratios and Liquidity
Return on average assets	-1.91%	0.20%	0.86%	0.94%	-0.37%
Return on average equity	-22.08%	2.14%	9.29%	10.35%	-3.97%
Net interest margin (FTE)	3.87%	4.16%	4.07%	4.10%	4.06%
Efficiency ratio	72.0%	66.5%	63.6%	69.3%	59.0%
Ratio of loans to deposits	98.2%	99.5%	98.9%	98.1%	96.0%

Asset Quality
Net charge offs	$5,020	$1,973	$689	$919	$1,211
Non-accrual loans	20,019	13,986	15,716	13,253	13,695
Non-performing loans	21,522	16,717	17,528	16,235	15,150
Non-performing assets	24,981	20,270	20,263	18,626	17,415
Nonperforming loans/total loans	3.09%	2.45%	2.65%	2.48%	2.35%
Allowance for loan loss/total loans	2.63%	2.10%	1.96%	1.84%	1.91%
Allowance/nonperforming loans	85.1%	85.8%	74.2%	74.2%	81.2%

Market Data
Book value per share	$13.75	$14.40	$14.54	$14.56	$14.33
Market value per share
High	12.99	14.98	20.00	22.00	22.00
Low	7.55	9.20	14.00	17.55	17.00
Period-end	7.55	10.00	15.00	18.00	17.00
Period-end shares outstanding	5,053	5,052	5,052	5,085	5,092
Average shares outstanding	5,053	5,053	5,110	5,145	5,108

Capital and Stock Performance
Tier 1 Leverage Ratio	7.9%	8.7%	8.8%	8.8%	8.7%
Total capital to risk-weighted assets	10.7%	11.4%	11.6%	11.7%	11.8%
Dividends per share	$0.10	$0.20	$0.20	$0.20	$0.20
Dividend payout ratio	-12.7%	250.0%	60.6%	54.1%	-137.9%
Price/earnings ratio (TTM)	NA	15.7	x	14.9	x	16.3	x	16.1	x
Period-end market price/book value	54.9%	69.4%	103.2%	123.6%	118.6%